 A NASDAQ Traded Company - Symbol HBNC

  This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements

 Who We Are  *

 *  Horizon at a Glance  * Market data as of December 4, 2015; financial data as of September 30, 2015

 Northern Indiana/Southwest Michigan… The Right Side of Chicago

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Four Key & Consistent Revenue Streams

 Horizon’s Story  Steady GrowthSuperior ReturnsFinancial StrengthConsistent Performance  *

 YTD Highlights  *

 *  YTD Growth in Net Income and Diluted EPS  Strong Core Banking Results  (1) Non-core items consist of one-time merger expenses, gain on sale of securities and death benefit on BOLI, please see Non-GAAP Reconciliation appendix for details  Δ  Dil. EPS  16%  Δ  Core  28%  Δ  GAAP  9%

 *  Loan Growth Drives Strong Results  Loan Type(In Millions)  12/31/14  9/30/15  AcquiredLoans  9/30/15Excl. Acq.  Organic Δ  Commercial  $674  $795  ($67)  $728  11%  Residential Mtg.  255  431  (137)  294  21%  Consumer  320  361  (20)  342  9%  Mtg. Warehouse  129  139  ---  139  10%  Total Loans  $1,379  $1,732  ($224)  $1,508  12%

 *  GAAP Net Interest Margin and Core Net Interest Margin(1)  Stable Core Net Interest Margin   Δ  LQ  YOY   YTD  GAAP  -16 bps  -8 bps  -3 bps  Core  -7 bps  -6 bps  -3 bps  (1) Core net interest margin excludes acquisition-related purchase accounting adjustments, please see Non-GAAP Reconciliation appendix for details

 Peoples Bancorp MergerClosed On July 1, 2015  *

 *  Peoples financials as of Jun. 30, 2015. Horizon closed Peoples’ Middlebury, IN branch. Peoples’ market cap as of Feb. 18, 2015, the day prior to deal announcement. Map Source: SNL Financial  Complementary Footprint and Increased Scale  Category  Peoples  Branches  16  Assets  $463 Mil.  Loans  $229 Mil.  Deposits  $351 Mil.  Assets Under Management  $230 Mil.  NPAs/ Assets  0.3%  Market Cap.  $60 Mil.

 *  Strategic  Financial  Operational  Good Strategic Fit  Aligned with plan to expand in Indiana and MichiganContinued revenue diversificationStrong core deposit franchise  EPS accretion of 4.5% in 2016, first full yearInitial TBV dilution of $0.65 with five year earn backInternal rate of return over 20.0%  Operating leverage through cost savings estimated at 37.0%Revenue synergies through increased product offeringMinimal credit concerns

 *  Source: SNL Financial; financial data as of December 31, 2014 and market data as of February 18, 2015Nationwide bank and thrift transactions announced after 12/31/2012 with target’s assets between $200 million and $1 billion, tangible common equity to tangible assets between 10.0% and 15%, LTM return on average assets between 0.25% and 1.00% and NPAs/assets less than 1.50%, excluding transactions where pricing information is unavailable  Fair Pricing  At Announcement  HBNC/PBNI  ComparableTransactions (1)  Price/Tangible Book Value  124%  138%  Price/LTM Earnings  21x  21x  Core Deposit Premium  4.4%  6.9%  Market Premium  22%  33%

 Horizon’s Growth Story  *

 Assets   $721mm        $2.6b  Loans  $548mm        $1.7b  Deposits  $489mm        $1.9b  Branches  7        46  Horizon: A Company on the Move  OrganicExpans.(7)  St. JosephSouth BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel  M&A(7)  Anchor Mortgage  Alliance Bank  American Trust  Heartland   1st MortgageSummitPeoples  *  11% CAGR  11% CAGR  12% CAGR

 Growth Opportunities in All Directions  *  Kalamazoo, Lansing & St. JosephPopulation: 883,000Deposits: $10 billion   South Bend, Elkhart & Fort WaynePopulation: 835,000Deposits: $12 billion  Indianapolis & Johnson CountyPopulation: 1.4 millionDeposits: $32 billion  Lake & Porter CountiesPopulation: 657,000Deposits: $11 billion  LEGACYLa Porte CountyPopulation: 111,000Deposits: $1.6 billion  N  E  S  W  Note: Data by primary counties for each market

 In Millions  Net Income History  *  Solid Historical Earnings  2004 – 2014 CAGR: 10%

 *  Investing in Commercial LendersCreates Growth  Commercial Loan Balances  CLO: Commercial Loan Officer

 *  Balanced Risk In Commercial Portfolio  Commercial Loan Composition as of September 30, 2015

 Kalamazoo and Indianapolis Loan Balances  *  Growth Markets Thriving  Δ  2014  43%  Δ  YTD Ann.  26%

 September 30, 2015  December 31, 2008  In Millions  2008  3Q15  CAGR  Commercial  $311  $795  15%  Real Estate  $291  $570  10%  Consumer  $280  $361  4%  Total  $882  $1,726  10%  *  Shift to Commercial Lending

 December 31, 2008  September 30, 2015  Strong Low Cost Deposit Growth  *  In Millions  2008  3Q15  CAGR  NIB  $84  $338  23%  IB Trans.  $429  $1,165  16%  CDs  $329  $409  3%  Total  $842  $1,913  13%

 *  NPLs/ Loans  Disciplined Credit Culture

 *  Why Invest In Horizon

 Consistent, Well Executed and Disciplined Business Strategy Horizon is a Growth Story10-year Asset and Net Income CAGR of 9% and 10%, RespectivelySeven Acquisitions and Seven Market Expansions Since 2000Capacity to Take Additional Market ShareHistorical Financial Performance Illustrates Ability to ExecuteTotal Shareholder Return Above Major Indices   *  Strategic Execution Leads to Strong Stock Performance  Total Return  HBNC  SNL U.S. Bank  S&P 500  5-Year Period (1)  173%  84%  90%  As of December 3, 2015

 Shareholder Value Plan - Since 2001  Steady Growth in Net Book Value & Earnings Per ShareIncreased Liquidity Through Stock Splits and MergersUninterrupted Dividends for More than 25 YearsAdded to Nasdaq Community Bank Index in 2014Russell 2000 Index Since 2012  *

 Highly Regarded For Financial Performance  *

 Highly Regarded In Our Communities  *  Community Relations Award Urban League of Northwest Indiana, Inc.Nine out of Ten Customers Would Refer a FriendIndependent SurveyBest Bank - Thirteen out of Last Fourteen YearsThe News Dispatch Readers PollBest Bank for Obtaining a Business LoanNorthwest Indiana Business Quarterly Family Friendly Work PoliciesIU Health / Clarian Award

 Horizon Outperforms the MarketFor Total Shareholder Return  As of December 3, 2015; 2016 estimated EPS of $2.43 is the mean estimate from 3rd party research analystsSNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.  *  Horizon Bancorp: 5-Year Total Return Comparison  HBNC Multiples  HBNC Multiples  P/2016 E  11.5x  P/TBV  171%  Div. Yield  2.1%

 Thank Youfor Your Investment inHorizon Bancorp

 A NASDAQ Traded Company - Symbol HBNC

 *  Appendix

 *  Non-GAAP Reconciliations

 *  Non-GAAP Reconciliations

 *  Based on Horizon’s closing price of $23.02 as of February 18, 2015  Peoples Merger Summary  Horizon Bancorp Acquiring Peoples Bancorp  Horizon Bancorp Acquiring Peoples Bancorp  Deal Price per Share (1)  $31.62  Consideration Structure  0.95 HBNC shares for each outstanding PBNI share; $9.75 in cash for each outstanding PBNI share  Aggregate Deal Value (1)  $73.1 million  Consideration Mix (1)  69% stock, 31% cash  Termination Fee  $3.5 million  Closing Date  July 1, 2015  Social Issues  Maurice Winkler, III, Peoples CEO, to serve on Horizon Bancorp and Horizon Bank’s board of directorsRetention of Jeffrey Gatton, Peoples COO, to lead Michigan branch operations, training and sales efforts

 *  Peoples Transaction Assumptions  Category  Assumption  Cost saves  37%  1x after-tax charges  $4.9 million  Loan mark  $3.5 million or 1.5% of total loans  Core deposit intangibles  $2.3 million or 1.0% of core deposits  Branches Closings  Middlebury, Indiana